EXHIBIT 99

NEWS
RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Thomas A. King
Mayfield Village, Ohio 44143	(440)395-2260
http://www.progressive.com
FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO — April 12, 2006 — The Progressive Corporation today reported the following results for March 2006:

	Month				Quarter
(millions, except per share amounts and
ratios)	2006	2005	Change		2006	2005	Change
Net premiums written	$1,137.7	$1,127.6	1%		$3,676.7	$3,604.8	2%

Net premiums earned	1,086.5	1,049.9	3%		3,500.5	3,350.0	4%

Net income	156.0	135.2	15%		436.6	412.7	6%

Per share	.79	.67	18%		2.21	2.04	8%

Pre-tax net realized gains (losses) on securities	(.5)	(.2)	150%		.5	10.2	(95)%

Combined ratio	83.3	84.8	(1.5	) pts.	85.2	85.0	.2 pts.

Diluted equivalent shares	197.5	201.4	(2)%		197.9	201.9	(2)%
See the “Income Statements” for further month and year-to-date information and the monthly commentary at the end of this release for additional discussion.
     The Company offers insurance to personal and commercial auto drivers throughout the United States. The Company’s Personal Lines business units write insurance for private passenger automobiles and recreational vehicles. The Company’s Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. See “Supplemental Information” for month and year-to-date results.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
March 2006
(millions – except per share amounts)
(unaudited)

	Current
	Month	Comments on Monthly Results[1]
Direct premiums written	$1,159.3

Net premiums written	$1,137.7

Revenues:
Net premiums earned	$1,086.5
Investment income	56.5
Net realized gains (losses) on securities	(.5)	Includes $1.1 million of write-downs on securities determined to have
		had an other-than-temporary decline in market value.

Service revenues	2.6

Total revenues	1,145.1

Expenses:
Losses and loss adjustment expenses	682.7
Policy acquisition costs	112.4
Other underwriting expenses	109.5
Investment expenses	.8
Service expenses	2.2
Interest expense	6.8

Total expenses	914.4

Income before income taxes	230.7
Provision for income taxes	74.7

Net income	$156.0

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	194.9

Per share	$.80

Diluted:
Average shares outstanding	194.9
Net effect of dilutive stock-based compensation	2.6

Total equivalent shares	197.5

Per share	$.79

[1]
See the Monthly Commentary at the end of this release for additional discussion. For a description of the Company’s reporting and accounting policies, see Note 1 to the Company’s 2005 audited consolidated financial statements included in the Company’s 2005 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	(.2)%
Common stocks	1.4%
Total portfolio	.1%

Pretax recurring investment book yield	4.9%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
March 2006 Year-to-Date
(millions – except per share amounts)
(unaudited)

	Year-to-Date
			%
	2006	2005	Change
Direct premiums written	$3,743.1	$3,684.3	2

Net premiums written	$3,676.7	$3,604.8	2

Revenues:
Net premiums earned	$3,500.5	$3,350.0	4
Investment income	151.5	120.4	26
Net realized gains (losses) on securities	.5	10.2	(95)
Service revenues	8.4	11.2	(25)

Total revenues	3,660.9	3,491.8	5

Expenses:
Losses and loss adjustment expenses	2,282.8	2,168.6	5
Policy acquisition costs	362.1	356.1	2
Other underwriting expenses	338.7	323.4	5
Investment expenses	2.5	2.8	(11)
Service expenses	6.8	5.4	26
Interest expense	20.5	20.8	(1)

Total expenses	3,013.4	2,877.1	5

Income before income taxes	647.5	614.7	5
Provision for income taxes	210.9	202.0	4

Net income	$436.6	$412.7	6

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	195.3	199.0	(2)

Per share	$2.24	$2.07	8

Diluted:
Average shares outstanding	195.3	199.0	(2)
Net effect of dilutive stock-based compensation	2.6	2.9	(10)

Total equivalent shares	197.9	201.9	(2)

Per share	$2.21	$2.04	8

The following table sets forth the investment results for the year-to-date period:

	2006	2005
Fully taxable equivalent total return:
Fixed-income securities	.4%	(.2)%
Common stocks	4.7%	(1.7)%
Total portfolio	1.0%	(.4)%

Pretax recurring investment book yield	4.4%	3.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2006
($ in millions)
(unaudited)
Current Month

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$625.5	$347.8	$973.3	$162.9	$1.5	$1,137.7
% Growth in NPW	(3)%	4%	(1)%	13%	NM	1%
Net Premiums Earned	$615.3	$332.5	$947.8	$136.7	$2.0	$1,086.5
% Growth in NPE	—%	9%	3%	11%	NM	3%

GAAP Ratios
Loss/LAE ratio	63.0	63.2	63.1	61.6	NM	62.9
Expense ratio	20.4	20.0	20.2	21.4	NM	20.4

Combined ratio	83.4	83.2	83.3	83.0	NM	83.3

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$21.1
Current accident year						5.0

Calendar year actuarial adjustment	$16.2	$6.8	$23.0	$2.6	$.5	$26.1

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$21.1
All other development						(.9)

Total development						$20.2

Calendar year loss/LAE ratio						62.9

Accident year loss/LAE ratio						64.8

Statutory Ratios
Loss/LAE ratio						62.9
Expense ratio						19.9

Combined ratio						82.8

NM = Not Meaningful

[1]	Primarily includes professional liability insurance for community banks and the Company’s run-off businesses. The other businesses generated an underwriting profit of $.6 million for the month.

[2]	Represents adjustments solely based on the Company’s corporate actuarial review.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2006 Year-to-Date
($ in millions)
(unaudited)
Year-to-Date

				Commercial
	Personal Lines			Auto	Other	Companywide
	Drive	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$2,032.3	$1,141.4	$3,173.7	$496.3	$6.7	$3,676.7
% Growth in NPW	(2)%	6%	—%	14%	NM	2%
Net Premiums Earned	$1,984.0	$1,067.0	$3,051.0	$442.8	$6.7	$3,500.5
% Growth in NPE	—%	10%	3%	12%	NM	4%

GAAP Ratios
Loss/LAE ratio	65.7	65.6	65.7	62.5	NM	65.2
Expense ratio	20.2	20.0	20.1	19.0	NM	20.0

Combined ratio	85.9	85.6	85.8	81.5	NM	85.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$48.4
Current accident year						7.3

Calendar year actuarial adjustment	$31.2	$14.0	$45.2	$10.3	$.2	$55.7

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$48.4
All other development						55.3

Total development						$103.7

Calendar year loss/LAE ratio						65.2

Accident year loss/LAE ratio						68.2

Statutory Ratios
Loss/LAE ratio						65.3
Expense ratio						19.5

Combined ratio						84.8

Statutory Surplus						$5,173.2

NM = Not Meaningful

	March	March
	2006	2005	Change

Policies in Force
(in thousands)
Drive — Auto	4,546	4,443	2%
Direct — Auto	2,383	2,209	8%
Special Lines[3]	2,722	2,429	12%

Total Personal Lines	9,651	9,081	6%

Commercial Auto Business	482	433	11%

[1]	The other businesses generated an underwriting profit of $2.5 million.

[2]	Represents adjustments solely based on the Company’s corporate actuarial review.

[3]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions– except per share amounts)
(unaudited)

March
2006
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at market:
Fixed maturities (amortized cost: $10,513.3)	$10,368.0
Equity securities:
Preferred stocks (cost: $1,305.5)	1,304.6
Common equities (cost: $1,429.2)	2,140.3
Short-term investments (amortized cost: $708.2)	708.5

Total investments[2]	14,521.4
Net premiums receivable	2,639.7
Deferred acquisition costs	461.5
Other assets	1,635.6

Total assets	$19,258.2

Unearned premiums	$4,508.1
Loss and loss adjustment expense reserves	5,632.0
Other liabilities[2]	1,517.2
Debt	1,285.0
Shareholders’ equity	6,315.9

Total liabilities and shareholders’ equity	$19,258.2

Common Shares outstanding	195.9
Shares repurchased — March	1.1
Average cost per share	$105.27
Book value per share	$32.24
Trailing 12-month return on average shareholders’ equity	24.3%
Net unrealized pre-tax gains on investments	$565.2
Increase (decrease) from February 2006	$(55.9)
Increase (decrease) from December 2005	$(34.9)
Debt to total capital ratio	16.9%
Fixed-income portfolio duration	3.1 Years
Weighted average credit quality	AA

[1]	Pursuant to SFAS 113, “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,” loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $345.0 million.

[2]	Amounts include net unsettled security acquisitions of $95.8 million.

Monthly Commentary
•	For March, the Company’s frequency and severity was lower than historical trends; average earned premiums remained relatively flat.
The Progressive Group of Insurance Companies, in business since 1937, ranks third in the nation for auto insurance based on premiums written and provides drivers with competitive rates and 24/7, in-person and online service. The products and services of the Progressive Direct Group of Insurance Companies are marketed directly to consumers by phone at 1-800-PROGRESSIVE and online at www.progressivedirect.com through the Progressive DirectSM brand. The Drive Group of Progressive Insurance Companies offers insurance through more than 30,000 independent insurance agencies that market their products and services through the Drive® Insurance from Progressive brand. For more information about Drive Insurance, go to www.driveinsurance.com. The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. More information, including a guide to interpreting the monthly reporting package, can be found at www.progressive.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of the Company’s pricing and loss reserving methodologies; pricing competition and other initiatives by competitors; the Company’s ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of the Company’s advertising campaigns; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against the Company; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; the Company’s ability to maintain the uninterrupted operation of its facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time by the Company in releases and publications, and in periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.